The Growth Fund of America® Prospectus Supplement May 1, 2015 (for prospectus dated November 1, 2014)

The following is added to the paragraph titled “The Capital SystemSM” in the “Management and organization” section of the prospectus:

Bradley J. Vogt is no longer managing money in the fund. Lawrence R. Solomon, Partner, Capital Research Global Investors, serves as an equity portfolio manager for the fund. Lawrence has 31 years of investment experience in total (30 years with Capital Research and Management Company or affiliate). He has 5 years of experience in managing the fund and 2 years of prior experience as an investment analyst for the fund.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-129-0415P Printed in USA CGD/AFD/10039-S47032

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/ MICHAEL W. STOCKTON
MICHAEL W. STOCKTON
SECRETARY